MANAGED PORTFOLIO SERIES
(the “Trust”)

Tortoise Global Water ESG Fund - TBLU
(the “Fund”)

Supplement dated April 28, 2020 to the
Prospectus, Summary Prospectus and Statement of Additional Information
for the Fund dated March 30, 2020

Shareholders of the Fund have approved an investment sub-advisory agreement between Tortoise Index Solutions, LLC and Vident Investment Advisory, LLC (“VIA”) with respect to the Fund. Effective May 4, 2020, VIA will begin serving as sub-adviser to the Fund.  Austin Wen, CFA, Habib Moudachirou, and Denise Krisko, each of VIA, will serve as portfolio managers of the Fund, replacing the existing portfolio manager. Additional information about each portfolio manager is included in the Prospectus and Statement of Additional Information for the Fund.

This supplement should be retained with your Prospectus, Summary Prospectus and Statement of Additional Information for future reference.